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Exhibit 32

CERTIFICATION

The undersigned certifies pursuant to 18 U.S.C. Section 1350, that:

  (1)
  The accompanying Annual Report on Form 10-K for the period ended December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date March 22, 2004	/s/ JAMES D. HARTMAN Chairman, Chief Executive Officer and Chief Financial Officer

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  Exhibit 32